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                                                                    Exhibit 23.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Bristol Hotels & Resorts, Inc. of our report dated February 23, 1996 appearing on page F-2 of Bristol Hotel Company's Annual Report on Form 10-K and Amended Annual Report on Form 10- K/A for the year ended December 31, 1997.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


Dallas, Texas
July 24, 1998